OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2014 through November 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Emerging
                        Markets Fund

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PEMFX
                        Class C     PCEFX
                        Class R     PEMRX
                        Class Y     PYEFX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          25

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       46

Approval of Investment Advisory Agreement                                     48

Trustees, Officers and Service Providers                                      53

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/15 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the possibility of a cyclical upswing, against an overall economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see modest growth.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/15 3

Portfolio Management Discussion | 11/30/15

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the 12-month period ended November 30, 2015. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended November 30, 2015?

A Pioneer Emerging Markets Fund's Class A shares returned -21.14% at net asset value during the 12-month period ended November 30, 2015, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)1, returned -16.99%. During the same period, the average return of the 781 mutual funds in Lipper's Emerging Markets Funds category was -16.32%, and the average return of the 828 mutual funds in Morningstar's Diversified Emerging Markets Funds category was -15.87.

Q Could you please review the performance of emerging markets stocks during the 12-month period ended November 30, 2015?

A As the return of the MSCI Index benchmark indicates, emerging markets stocks dealt with substantial headwinds over the past 12 months. In addition to finishing with a negative return, the asset class significantly underperformed the -0.72% return of the MSCI World Index, which

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Annual Report | 11/30/15 measures the performance of equities in developed markets. The slowdown of China's economy was one of the most important factors contributing to the shortfall of emerging markets equities during the period. China has been a critical source of incremental demand for commodities in recent years, and so the Chinese economy's slowing growth had a significant impact on the price of oil and industrial metals. The pricing issues, in turn, weighed heavily on the many export-dependent emerging markets economies and contributed to a general decline in investor sentiment. Developments in Brazil also proved to be a source of concern for emerging markets investors, as the combination of slowing economic growth, rising interest rates and political instability led to meaningful underperformance by the country's stock market. In addition, the prospect of higher interest rates in the United States fueled an increase in risk-aversion among investors and depressed the value of many emerging markets currencies. Together, these factors contributed to heavy outflows from the emerging equity markets and resulted in a sizeable degree of underperformance for the asset class.

Q The Fund underperformed the MSCI Index during the 12-month period ended November 30, 2015. What were the primary reasons for the Fund's lagging benchmark-relative returns?

A Stock selection was the primary factor in the Fund's underperformance of its benchmark over the past 12 months. We held a handful of stocks in the portfolio that lagged the return of the broader market, offsetting gains elsewhere in the portfolio.

     The Fund position that detracted the most from benchmark-relative performance was the Egyptian company Global Telecom Holding. In addition to being affected by broader weakness in Egypt's market, the stock's performance was hurt by the perceived complexity of the company's assets. We maintained the position in the Fund's portfolio, however, based on our belief that the stock continues to trade well below its intrinsic value. The Fund's shares of Brazilian food-processing company Marfrig Global Foods also detracted from relative returns during the period, due largely to a decline in beef prices and a drop in local demand. We chose to exit the Fund's Marfrig position at a loss. Other investments that were key detractors from the Fund's benchmark-relative performance during the period included Philippine National Bank, the cloud-computing company ChinaCache International, and the toll-road operator OHL Mexico.

     With regard to asset allocation, our decision to maintain a portfolio underweight in Korea hurt the Fund's relative returns during the 12-month period. We have been tilting the Fund's investments away from Korea for some time, as we do not see value in the market and we believe the country

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/15 5 is home to a high number of inefficiently run companies. Korean stocks outperformed over the past year, however, due to the country's exposure to the global technology sector and investors' gravitation to the types of larger, seemingly more stable companies found in the Korean market. We modestly increased the Fund's position in Korea during the latter half of the 12-month period as part of our broader effort to minimize the impact of country allocations on the Fund's performance. Despite the increase, however, the Fund remained underweight in Korean versus the MSCI Index as of period end.

Q Which investment decisions or individual positions contributed to the Fund's benchmark-relative performance during the 12-month period ended November 30, 2015?

A The Fund's overweight in China compared with the benchmark, as well as stock selection results among the portfolio's Chinese positions, contributed to relative returns during the 12-month period. Although China's market declined sharply from May through the end of the period, its relative strength in the early part of 2015 enabled it to outperform during the Fund's full fiscal year, and so the portfolio's overweight aided benchmark-relative results. In addition, shares of Chinese companies accounted for a large number of the Fund's leading individual performance contributors over the fiscal year ended November 30, 2015. Those included positions in Goodbaby International, Haitong International Securities Group, Huaneng Renewables, and China Conch Venture Holdings. Even though China's market has been volatile in recent months, we continue to believe it offers an attractive longer-term opportunity due to the combination of the country's growing consumer base and urbanizing economy.

     Russia was an additional source of strength during the period, as the portfolio's overweight position enabled the Fund to capitalize on the country's relative outperformance. Notably, Russia's stock market finished the Fund's fiscal year with a return more than 30 percentage points higher than that of the MSCI Index benchmark. Stock selection results in the country added further value to the Fund's benchmark-relative performance; specifically, the portfolio's positions in Russian agricultural chemicals producer PhosAgro and oil services firm TMK OAO made solid contributions to relative returns.

6 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Q Did you invest in any derivatives while managing the Fund during the 12-month period ended November 30, 2015? If so, did the derivative positions have any effect on the Fund's performance?

A The Fund used derivatives in the form of futures and currency forward contracts during the 12-month period. Our goal in using derivatives is not to add to the Fund's total return. Rather, we use derivatives in an attempt to "hedge" (or mitigate) the currency risks of certain portfolio positions. The use of currency forward contracts contributed modestly to the Fund's performance during the 12-month period, as emerging markets currencies (as a group) lost ground relative to the U.S. dollar.

Q How was the Fund's portfolio positioned with respect to specific regions or countries as of November 30, 2015?

A Keeping in mind that the Fund's country and sector weightings are largely a residual effect of our individual stock selection process, we have continued to favor owning stocks of companies located in countries where we see catalysts for outperformance, such as Russia, China, and the Philippines. We have also been increasing the Fund's positions in certain frontier markets, which has led us to overweight the portfolio in countries such as the United Arab Emirates, Nigeria, Kenya, and Egypt.

     Conversely, the Fund is underweight in many of the larger, more developed markets in the emerging markets asset class, such as Taiwan, Korea and South Africa, and we have been tilting the portfolio away from Latin America due to the economic challenges in the region. The Fund is also underweight in India, where we have found valuations to be unattractive amid investors' enthusiasm surrounding the country's reform-minded government.

Q    Do you have any closing thoughts for investors?

A The past year has been difficult for the emerging markets, and we believe there is potential for above-average market volatility through the early parts of 2016. On the plus side, valuations have fallen to what we believe are near-compelling levels -- albeit not so low as to signal a broad-based investment opportunity. Instead, we believe investors will be rewarded by an active approach to individual stock selection that seeks to avoid potential "value traps" in many of the troubled countries within the emerging markets asset class. With that in mind, we intend to maintain our emphasis on holdings shares of companies that feature strong fundamentals, intelligent capital-allocation strategies and sustainable paths to earnings growth.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/15 7

Please refer to the Schedule of Investments on pages 17-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Portfolio Summary | 11/30/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.2%
Information Technology                                                     17.9%
Industrials                                                                13.2%
Telecommunication Services                                                 10.4%
Consumer Discretionary                                                     10.4%
Energy                                                                      9.9%
Materials                                                                   3.9%
Utilities                                                                   2.2%
Health Care                                                                 2.2%
Consumer Staples                                                            0.7%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

China                                                                      24.0%
South Korea                                                                 9.5%
Brazil                                                                      8.8%
United Arab Emirates                                                        6.1%
Nigeria                                                                     5.7%
Russia                                                                      5.6%
Republic of Georgia                                                         5.3%
Greece                                                                      5.2%
Philippines                                                                 4.4%
Egypt                                                                       3.7%
India                                                                       3.3%
Kenya                                                                       3.1%
Taiwan                                                                      2.9%
South Africa                                                                2.7%
Hong Kong                                                                   2.5%
Saudi Arabia                                                                2.3%
Mexico                                                                      1.3%
Italy                                                                       1.1%
Jordan                                                                      1.0%
Indonesia                                                                   1.0%
Other (individually less than 1.0%)                                         0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Goodbaby International Holdings, Ltd.                                  5.63%
--------------------------------------------------------------------------------
 2. TMK PAO (G.D.R.)                                                       5.62
--------------------------------------------------------------------------------
 3. Tupy SA                                                                5.61
--------------------------------------------------------------------------------
 4. TBC Bank JSC (G.D.R.)                                                  5.33
--------------------------------------------------------------------------------
 5. Samsung Electronics Co., Ltd.                                          5.07
--------------------------------------------------------------------------------
 6. China ITS Holdings Co., Ltd.                                           4.56
--------------------------------------------------------------------------------
 7. Philippine National Bank                                               4.44
--------------------------------------------------------------------------------
 8. United Bank for Africa Plc                                             3.99
--------------------------------------------------------------------------------
 9. MMG, Ltd.                                                              3.93
--------------------------------------------------------------------------------
10. Air Arabia PJSC                                                        3.90
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/15 9

Prices and Distributions | 11/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       11/30/15                          11/30/14
--------------------------------------------------------------------------------
           A                          $15.85                            $20.92
--------------------------------------------------------------------------------
           C                          $13.04                            $17.35
--------------------------------------------------------------------------------
           R                          $15.13                            $20.02
--------------------------------------------------------------------------------
           Y                          $17.47                            $23.06
--------------------------------------------------------------------------------

Distributions per Share: 12/1/14-11/30/15

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term             Long-Term
         Class            Income           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A             $0.3804                $--                 $0.3282
--------------------------------------------------------------------------------
           C             $0.2303                $--                 $0.3282
--------------------------------------------------------------------------------
           R             $0.3442                $--                 $0.3282
--------------------------------------------------------------------------------
           Y             $0.5088                $--                 $0.3282
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Performance Update | 11/30/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                                  Net               Public            MSCI
                                  Asset             Offering          Emerging
                                  Value             Price             Markets
Period                            (NAV)             (POP)             ND Index
--------------------------------------------------------------------------------
10 Years                            0.25%            -0.34%             4.45%
5 Years                            -8.62             -9.69             -3.05
1 Year                            -21.14            -25.69            -16.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                                  Gross             Net
--------------------------------------------------------------------------------
                                  2.04%             1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Emerging        MSCI Emerging
                 Markets Fund            Markets ND Index
 11/05           $  9,425                $ 10,000
 11/06           $ 12,899                $ 13,395
 11/07           $ 18,965                $ 19,444
 11/08           $  7,225                $  8,447
 11/09           $ 13,447                $ 15,637
 11/10           $ 15,175                $ 18,036
 11/11           $ 12,528                $ 15,955
 11/12           $ 12,662                $ 17,767
 11/13           $ 13,166                $ 18,417
 11/14           $ 12,260                $ 18,611
 11/15           $  9,668                $ 15,449

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 11

Performance Update | 11/30/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                                                                      MSCI
                                                                      Emerging
                                  If                If                Markets
Period                            Held              Redeemed          ND Index
--------------------------------------------------------------------------------
10 Years                           -0.57%            -0.57%             4.45%
5 Years                            -9.38             -9.38             -3.05
1 Year                            -21.87            -21.87            -16.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  2.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Emerging        MSCI Emerging
                 Markets Fund            Markets ND Index
 11/05           $ 10,000                $ 10,000
 11/06           $ 13,575                $ 13,395
 11/07           $ 19,811                $ 19,444
 11/08           $  7,487                $  8,447
 11/09           $ 13,813                $ 15,637
 11/10           $ 15,458                $ 18,036
 11/11           $ 12,670                $ 15,955
 11/12           $ 12,699                $ 17,767
 11/13           $ 13,099                $ 18,417
 11/14           $ 12,091                $ 18,611
 11/15           $  9,447                $ 15,449

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Performance Update | 11/30/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                                                    Net               MSCI
                                                    Asset             Emerging
                                                    Value             Markets
Period                                              (NAV)             ND Index
--------------------------------------------------------------------------------
10 Years                                              0.02%             4.45%
5 Years                                              -8.83             -3.05
1 Year                                              -21.36            -16.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  2.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Emerging        MSCI Emerging
                 Markets Fund            Markets ND Index
 11/05           $ 10,000                $ 10,000
 11/06           $ 13,630                $ 13,395
 11/07           $ 20,001                $ 19,444
 11/08           $  7,603                $  8,447
 11/09           $ 14,119                $ 15,637
 11/10           $ 15,910                $ 18,036
 11/11           $ 13,106                $ 15,955
 11/12           $ 13,210                $ 17,767
 11/13           $ 13,719                $ 18,417
 11/14           $ 12,745                $ 18,611
 11/15           $ 10,023                $ 15,449

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 13

Performance Update | 11/30/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                                                    Net               MSCI
                                                    Asset             Emerging
                                                    Value             Markets
Period                                              (NAV)             ND Index
--------------------------------------------------------------------------------
10 Years                                              0.76%             4.45%
5 Years                                              -8.17             -3.05
1 Year                                              -20.96            -16.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Emerging        MSCI Emerging
                 Markets Fund            Markets ND Index
 11/05           $  5,000,000            $  5,000,000
 11/06           $  6,880,088            $  6,697,639
 11/07           $ 10,165,362            $  9,721,798
 11/08           $  3,892,096            $  4,223,516
 11/09           $  7,285,024            $  7,818,447
 11/10           $  8,260,525            $  9,017,826
 11/11           $  6,859,829            $  7,977,512
 11/12           $  6,970,407            $  8,883,258
 11/13           $  7,292,835            $  9,208,304
 11/14           $  6,825,376            $  9,305,511
 11/15           $  5,395,116            $  7,724,645

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2015 through November 30, 2015.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 6/1/15
--------------------------------------------------------------------------------
Ending Account Value            $  802.48    $  798.55    $  801.30    $  802.68
(after expenses)
on 11/30/15
--------------------------------------------------------------------------------
Expenses Paid                   $    8.81    $   12.85    $    9.93    $    7.00
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.55% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2015 through November 30, 2015.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 6/1/15
--------------------------------------------------------------------------------
Ending Account Value            $1,015.29    $1,010.78    $1,014.14    $1,017.30
(after expenses)
on 11/30/15
--------------------------------------------------------------------------------
Expenses Paid                   $    9.85    $   14.37    $   11.11    $    7.84
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.55% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Schedule of Investments | 11/30/15

--------------------------------------------------------------------------------
 Shares                                                                    Value
--------------------------------------------------------------------------------
                 PREFERRED STOCKS - 6.1%
                 ENERGY -- 0.0%+
                 Integrated Oil & Gas -- 0.0%+
        2,301    Petroleo Brasileiro SA                           $        4,561
                                                                  --------------
                 Total Energy                                     $        4,561
--------------------------------------------------------------------------------
                 AUTOMOBILES & COMPONENTS -- 0.5%
                 Automobile Manufacturers -- 0.5%
        5,653    Hyundai Motor Co.                                $      541,244
                                                                  --------------
                 Total Automobiles & Components                   $      541,244
--------------------------------------------------------------------------------
                 BANKS -- 0.6%
                 Diversified Banks -- 0.6%
       94,022    Itau Unibanco Holding SA                         $      675,283
                                                                  --------------
                 Total Banks                                      $      675,283
--------------------------------------------------------------------------------
                 TECHNOLOGY HARDWARE &
                 EQUIPMENT -- 5.0%
                 Computer Hardware Storage &
                 Perhipherals -- 5.0%
        5,774    Samsung Electronics Co., Ltd.                    $    5,450,717
                                                                  --------------
                 Total Technology Hardware & Equipment            $    5,450,717
--------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCKS
                 (Cost $7,384,457)                                $    6,671,805
--------------------------------------------------------------------------------
                 COMMON STOCKS -- 89.6%
                 ENERGY -- 9.7%
                 Oil & Gas Equipment & Services -- 5.5%
    1,776,992    TMK PAO (G.D.R.)                                 $    6,034,166
--------------------------------------------------------------------------------
                 Integrated Oil & Gas -- 1.2%
    2,114,000    China Petroleum & Chemical Corp.                 $    1,310,295
--------------------------------------------------------------------------------
                 Oil & Gas Refining & Marketing -- 3.0%
   42,339,318    KenolKobil, Ltd. Group                           $    3,314,063
                                                                  --------------
                 Total Energy                                     $   10,658,524
--------------------------------------------------------------------------------
                 MATERIALS -- 3.9%
                 Diversified Metals & Mining -- 3.9%
   20,252,000    MMG, Ltd.*                                       $    4,220,461
                                                                  --------------
                 Total Materials                                  $    4,220,461
--------------------------------------------------------------------------------
                 CAPITAL GOODS -- 3.1%
                 Construction & Engineering -- 3.1%
      205,272    Astaldi S.p.A.                                   $    1,232,281
    3,540,000    Beijing Urban Construction Design &
                 Development Group Co., Ltd.                           2,215,159
                                                                  --------------
                                                                  $    3,447,440
                                                                  --------------
                 Total Capital Goods                              $    3,447,440
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 17

--------------------------------------------------------------------------------
 Shares                                                                    Value
--------------------------------------------------------------------------------
                 TRANSPORTATION -- 3.8%
                 Airlines -- 3.8%
   12,777,259    Air Arabia PJSC                                  $    4,190,903
                                                                  --------------
                 Total Transportation                             $    4,190,903
--------------------------------------------------------------------------------
                 AUTOMOBILES & COMPONENTS -- 5.5%
                 Auto Parts & Equipment -- 5.5%
    1,167,826    Tupy SA                                          $    6,033,350
                                                                  --------------
                 Total Automobiles & Components                   $    6,033,350
--------------------------------------------------------------------------------
                 CONSUMER DURABLES & APPAREL -- 5.5%
                 Leisure Products -- 5.5%
   15,523,000    Goodbaby International Holdings, Ltd.            $    6,047,027
                                                                  --------------
                 Total Consumer Durables & Apparel                $    6,047,027
--------------------------------------------------------------------------------
                 CONSUMER SERVICES -- 0.0%+
                 Casinos & Gaming -- 0.0%+
          393    NagaCorp, Ltd.                                   $          256
                                                                  --------------
                 Total Consumer Services                          $          256
--------------------------------------------------------------------------------
                 MEDIA -- 2.4%
                 Cable & Satellite -- 2.4%
       17,887    Naspers, Ltd.                                    $    2,662,222
                                                                  --------------
                 Total Media                                      $    2,662,222
--------------------------------------------------------------------------------
                 RETAILING -- 1.6%
                 Specialty Stores -- 1.6%
       90,613    FF Group*                                        $    1,771,639
                                                                  --------------
                 Total Retailing                                  $    1,771,639
--------------------------------------------------------------------------------
                 FOOD, BEVERAGE & TOBACCO -- 0.6%
                 Packaged Foods & Meats -- 0.0%+
       95,298    Flour Mills of Nigeria Plc                       $        9,574
--------------------------------------------------------------------------------
                 Tobacco -- 0.6%
      122,174    ITC, Ltd.                                        $      635,127
                                                                  --------------
                 Total Food, Beverage & Tobacco                   $      644,701
--------------------------------------------------------------------------------
                 PHARMACEUTICALS, BIOTECHNOLOGY &
                 LIFE SCIENCES -- 0.6%
                 Pharmaceuticals -- 0.6%
       18,524    Hikma Pharmaceuticals Plc                        $      603,584
                                                                  --------------
                 Total Pharmaceuticals, Biotechnology &
                 Life Sciences                                    $      603,584
--------------------------------------------------------------------------------
                 BANKS -- 24.0%
                 Diversified Banks -- 23.5%
      150,284    Abu Dhabi Commercial Bank PJSC                   $      255,648
      880,500    Bank Rakyat Indonesia Persero Tbk PT                    683,922
    1,569,000    China CITIC Bank Corp., Ltd.                            989,856
    1,543,000    China Construction Bank Corp.                         1,058,258

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

--------------------------------------------------------------------------------
 Shares                                                                    Value
--------------------------------------------------------------------------------
                 Diversified Banks -- (continued)
        2,098    Credicorp, Ltd.                                  $      221,570
      259,761    Grupo Financiero Banorte SAB de CV                    1,393,102
          196    HDFC Bank, Ltd.                                           3,176
       20,498    HDFC Bank, Ltd. (A.D.R.)                              1,191,344
      271,515    ICICI Bank, Ltd.                                      1,113,565
    1,689,000    Industrial & Commercial Bank of China, Ltd.           1,019,658
       39,890    KB Financial Group, Inc.                              1,213,353
          415    Mega Financial Holding Co., Ltd.                            286
    4,408,189    Philippine National Bank*                             4,766,034
      631,477    TBC Bank JSC (G.D.R.)*                                5,729,347
  227,029,779    United Bank for Africa Plc                            4,288,275
   22,969,504    Zenith Bank Plc                                       1,805,765
                                                                  --------------
                                                                  $   25,733,159
--------------------------------------------------------------------------------
                 Thrifts & Mortgage Finance -- 0.5%
       33,827    Housing Development Finance Corp., Ltd.          $      618,698
                                                                  --------------
                 Total Banks                                      $   26,351,857
--------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 0.3%
                 Other Diversified Financial Services -- 0.3%
       94,515    FirstRand, Ltd.                                  $      307,042
--------------------------------------------------------------------------------
                 Consumer Finance -- 0.0%+
        2,753    Credito Real SAB de CV SOFOM ER                  $        6,311
                                                                  --------------
                 Total Diversified Financials                     $      313,353
--------------------------------------------------------------------------------
                 INSURANCE -- 1.1%
                 Life & Health Insurance -- 1.1%
       13,512    Samsung Life Insurance Co., Ltd.                 $    1,204,029
                                                                  --------------
                 Total Insurance                                  $    1,204,029
--------------------------------------------------------------------------------
                 REAL ESTATE -- 2.6%
                 Real Estate Development -- 2.6%
      202,000    China Overseas Land & Investment, Ltd.           $      667,615
    1,375,706    Emaar Properties PJSC                                 2,156,306
                                                                  --------------
                                                                  $    2,823,921
--------------------------------------------------------------------------------
                 Real Estate Services -- 0.0%+
       67,333    China Overseas Property Holdings, Ltd.           $       12,940
                                                                  --------------
                 Total Real Estate                                $    2,836,861
--------------------------------------------------------------------------------
                 SOFTWARE & SERVICES -- 8.2%
                 Internet Software & Services -- 3.7%
      554,726    ChinaCache International Holdings,
                 Ltd. (A.D.R.)*                                   $    4,093,878
--------------------------------------------------------------------------------
                 IT Consulting & Other Services -- 4.5%
   43,788,000    China ITS Holdings Co., Ltd.                     $    4,902,794
                                                                  --------------
                 Total Software & Services                        $    8,996,672
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 19

--------------------------------------------------------------------------------
 Shares                                                                    Value
--------------------------------------------------------------------------------
                 TECHNOLOGY HARDWARE &
                 EQUIPMENT -- 1.5%
                 Electronic Equipment Manufacturers -- 1.5%
    1,310,000    PAX Global Technology, Ltd.*                     $    1,616,974
--------------------------------------------------------------------------------
                 Electronic Manufacturing Services -- 0.0%+
          715    Hon Hai Precision Industry Co., Ltd.             $        1,837
                                                                  --------------
                 Total Technology Hardware & Equipment            $    1,618,811
--------------------------------------------------------------------------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.9%
                 Semiconductors -- 2.9%
      746,000    Taiwan Semiconductor Manufacturing Co., Ltd.     $    3,204,305
                                                                  --------------
                 Total Semiconductors & Semiconductor
                 Equipment                                        $    3,204,305
--------------------------------------------------------------------------------
                 TELECOMMUNICATION SERVICES -- 10.2%
                 Integrated Telecommunication
                 Services -- 3.6%
      404,323    Hellenic Telecommunications Organization SA      $    3,913,605
--------------------------------------------------------------------------------
                 Wireless Telecommunication Services -- 6.6%
    3,616,722    Global Telecom Holding SAE (G.D.R.)*             $    4,066,114
    1,382,193    Tim Participacoes SA                                  2,732,736
      127,100    VimpelCom, Ltd. (A.D.R.)                                457,560
                                                                  --------------
                                                                  $    7,256,410
                                                                  --------------
                 Total Telecommunication Services                 $   11,170,015
--------------------------------------------------------------------------------
                 UTILITIES -- 2.1%
                 Electric Utilities -- 1.7%
       43,565    Korea Electric Power Corp.*                      $    1,840,586
--------------------------------------------------------------------------------
                 Water Utilities -- 0.4%
      586,000    Beijing Enterprises Water Group, Ltd.            $      458,161
                                                                  --------------
                 Total Utilities                                  $    2,298,747
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $131,284,046)                              $   98,274,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Principal
 Amount ($)
--------------------------------------------------------------------------------
                 CORPORATE BOND -- 0.1%
                 HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                 Personal Products -- 0.1%
BRL   562,000    Hypermarcas SA, 11.3%, 10/15/18 (c)              $       53,295
--------------------------------------------------------------------------------
                 TOTAL CORPORATE BOND
                 (Cost $207,417)                                  $       53,295
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

--------------------------------------------------------------------------------
 Principal
 Amount ($)                                                                Value
--------------------------------------------------------------------------------
                 EQUITY LINKED NOTES -- 2.2%
                 RETAILING -- 0.7%
                 Apparel Retail -- 0.7%
       36,809    Fawaz Abdulaziz Alhokair & Co., 3/20/17          $      762,726
                                                                  --------------
                 Total Retailing                                  $      762,726
--------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT &
                 SERVICES -- 1.5%
                 Health Care Facilities -- 1.5%
       55,829    Mouwasat Medical Services Co., 3/5/18            $    1,699,926
                                                                  --------------
                 Total Health Care Equipment & Services           $    1,699,926
--------------------------------------------------------------------------------
                 TOTAL EQUITY LINKED NOTES
                 (Cost $2,952,973)                                $    2,462,652
--------------------------------------------------------------------------------
                 RIGHT/WARRANT -- 0.0%+
                 RETAILING -- 0.7%
                 Packaged Foods & Meats -- 0.0%+
       39,707    Flour Mills of Nigeria (c)                       $           --
--------------------------------------------------------------------------------
                 TOTAL RIGHT/WARRANT
                 (Cost $--)                                       $           --
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 98.0%
                 (Cost $141,828,893) (a) (b)                      $  107,462,509
--------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- 2.0%               $    2,177,274
--------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                       $  109,639,783
================================================================================

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

(a) At November 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $147,789,113 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                          $    479,171
          Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                           (40,805,775)
                                                                                ------------
          Net unrealized depreciation                                           $(40,326,604)
                                                                                ============

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 21

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            China                                                          24.0%
            South Korea                                                     9.5
            Brazil                                                          8.8
            United Arab Emirates                                            6.1
            Nigeria                                                         5.7
            Russia                                                          5.6
            Republic of Georgia                                             5.3
            Greece                                                          5.2
            Philippines                                                     4.4
            Egypt                                                           3.7
            India                                                           3.3
            Kenya                                                           3.1
            Taiwan                                                          2.9
            South Africa                                                    2.7
            Hong Kong                                                       2.5
            Saudi Arabia                                                    2.3
            Mexico                                                          1.3
            Italy                                                           1.1
            Jordan                                                          1.0
            Indonesia                                                       1.0
            Other (individually less than 1.0%)                             0.5
                                                                          -----
                                                                          100.0%
                                                                          =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2015 aggregated $118,620,366 and $163,807,884, respectively.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          BRL        Brazilian Real

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

The following is a summary of the inputs used as of November 30, 2015, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                            Level 1        Level 2           Level 3    Total
------------------------------------------------------------------------------------------------------
Preferred Stocks
  Energy
    Integrated Oil & Gas                    $      4,561   $            --   $      --  $      4,561
  Banks
    Diversified Banks                            675,283                --          --       675,283
  All Other Preferred Stocks                          --         5,991,961          --     5,991,961
Common Stocks (Foreign)*
  Automobiles & Components
    Auto Parts & Equipment                     6,033,350                --          --     6,033,350
  Banks
    Diversified Banks                          2,806,016        22,927,143          --    25,733,159
  Diversified Financials
    Consumer Finance                               6,311                --          --         6,311
  Software & Services
    Internet Software & Services               4,093,878                --          --     4,093,878
  Telecommunication Services
    Wireless Telecommunication
      Services                                 3,190,296         4,066,114          --     7,256,410
All Other Common
  Stock (Foreign)                                     --        55,151,649          --    55,151,649
Corporate Bonds                                       --            53,295      53,295
Equity Linked Notes                                   --         2,462,652          --     2,462,652
Right/Warrant                                         --                --**        --            --**
------------------------------------------------------------------------------------------------------
Total                                       $ 16,809,695   $    90,599,519   $  53,295  $107,462,509
------------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  Forward Foreign
  Currency Contracts                        $         --           105,894   $      --  $    105,894
Unrealized depreciation on
  Forward Foreign
  Currency Contracts                                  --           (64,245)         --       (64,245)
Unrealized depreciation
  on Futures Contracts                          (199,143)               --          --      (199,143)
------------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                               $   (199,143)  $        41,649   $      --  $   (157,494)
------------------------------------------------------------------------------------------------------

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is valued at $0.

During the year ending November 30, 2015, investments having a value of $4,297,849 were transferred from Level 1 to Level 2. The change in the level designation within the fair value hierarchy was due to the Fund's ability to use a fair value model developed by an independent pricing service. There were no other transfers between levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 23

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of November 30, 2015.

-----------------------------------------------------------------------------------------
                                        Level 1        Level 2     Level 3    Total
-----------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value            $         --   $1,753,649  $      --  $1,753,649
Cash with broker                                  --      624,735         --     624,735
Liabilities:
Variation margin for futures contracts       (16,565)          --         --     (16,565)
-----------------------------------------------------------------------------------------
Total                                   $    (16,565)  $2,378,384  $      --  $2,361,819
=========================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                                     Corporate     Rights/
                                                     Bonds         Warrants    Totals
-----------------------------------------------------------------------------------------
Balance as of 11/30/14                               $ 390,510     --***       $ 390,510
Realized gain (loss)(1)                               (180,640)    --           (180,640)
Change in unrealized appreciation (depreciation)(2)     (9,954)    --             (9,954)
Purchases                                                   --     --                 --
Sales                                                 (146,621)    --           (146,621)
Expired                                                     --     --***              --
Transfers in and out of Level 3**                           --     --                 --
-----------------------------------------------------------------------------------------
Balance as of 11/30/15                               $  53,295     --          $  53,295
=========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**   Transfers are calculated on the beginning of period values.

***  Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments
     still held and considered Level 3 as of 11/30/15                           $(56,814)
                                                                                --------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Statement of Assets and Liabilities | 11/30/15

ASSETS:
  Investment in securities, at value (cost $141,828,893)                    $107,462,509
  Cash                                                                           497,677
  Foreign currencies, at value (cost $1,750,036)                               1,753,649
  Cash with broker                                                               624,735
  Receivables --
     Fund shares sold                                                             65,621
     Dividends                                                                   100,565
     Interest                                                                      1,791
  Due from Pioneer Investment Management, Inc.                                    21,848
  Unrealized appreciation on forward foreign currency contracts                  105,894
  Prepaid expenses                                                                24,863
-----------------------------------------------------------------------------------------
        Total assets                                                        $110,659,152
=========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                $    101,824
     Trustee fees                                                                  1,267
  Variation margin for futures contracts                                          16,565
  Unrealized depreciation on forward foreign currency contracts                   64,245
  Unrealized depreciation on futures contracts                                   199,143
  Futures collateral                                                             442,093
  Due to affiliates                                                               64,797
  Accrued expenses                                                               129,435
-----------------------------------------------------------------------------------------
        Total liabilities                                                   $  1,019,369
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $161,134,731
  Undistributed net investment income                                          3,543,396
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                           (20,459,567)
  Net unrealized depreciation on investments                                 (34,366,384)
  Net unrealized depreciation on futures contracts                              (199,143)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              (13,250)
-----------------------------------------------------------------------------------------
        Total net assets                                                    $109,639,783
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $70,350,853/4,439,829 shares)                           $      15.85
  Class C (based on $12,522,770/960,358 shares)                             $      13.04
  Class R (based on $22,509,799/1,487,799 shares)                           $      15.13
  Class Y (based on $4,256,361/243,599 shares)                              $      17.47
MAXIMUM OFFERING PRICE:
  Class A ($15.85 (divided by) 94.25%)                                      $      16.82
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 25

Statement of Operations

For the Year Ended 11/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $254,138)     $   2,628,489
  Interest (net of foreign taxes withheld of $3,015)               61,413
------------------------------------------------------------------------------------------
        Total investment income                                             $   2,689,902
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   1,569,581
  Transfer agent fees
     Class A                                                      216,911
     Class C                                                       34,271
     Class R                                                       12,986
     Class Y                                                          858
  Distribution fees
     Class A                                                      217,686
     Class C                                                      154,241
     Class R                                                      140,851
  Shareholder communications expense                              274,858
  Administrative expense                                           62,370
  Custodian fees                                                  233,285
  Registration fees                                                80,853
  Professional fees                                                83,165
  Printing expense                                                 40,053
  Fees and expenses of nonaffiliated Trustees                       7,419
  Miscellaneous                                                    66,818
------------------------------------------------------------------------------------------
     Total expenses                                                         $   3,196,206
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                   (250,678)
------------------------------------------------------------------------------------------
     Net expenses                                                           $   2,945,528
------------------------------------------------------------------------------------------
        Net investment loss                                                 $    (255,626)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (18,800,648)
     Futures contracts                                           (304,759)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       5,778,921   $ (13,326,486)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $ (18,622,961)
     Futures contracts                                           (199,143)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (1,724,003)  $ (20,546,107)
------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures
     contracts and foreign currency transactions                            $ (33,872,593)
------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $ (34,128,219)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                    Year Ended      Year Ended
                                                                    11/30/15        11/30/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                 $    (255,626)  $    (426,728)
Net realized gain (loss) on investments, futures and
  foreign currency transactions                                       (13,326,486)     17,973,362
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and foreign currency transactions    (20,546,107)    (33,412,284)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
         from operations                                            $ (34,128,219)  $ (15,865,650)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.38 and $0.08 per share, respectively)             $  (1,870,713)  $    (431,205)
      Class C ($0.23 and $0.00 per share, respectively)                  (244,372)             --
      Class R ($0.34 and $0.04 per share, respectively)                  (586,112)        (75,638)
      Class Y ($0.51 and $0.23 per share, respectively)                  (782,548)       (625,797)
Net realized gain:
      Class A ($0.33 and $1.41 per share, respectively)             $  (1,429,772)  $  (6,634,747)
      Class C ($0.33 and $1.41 per share, respectively)                  (308,711)     (1,428,685)
      Class R ($0.33 and $1.41 per share, respectively)                  (477,533)     (2,225,299)
      Class Y ($0.33 and $1.41 per share, respectively)                   (79,630)     (2,182,355)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                         $  (5,779,391)  $ (13,603,726)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $  21,329,295   $  43,024,350
Reinvestment of distributions                                           4,931,888      10,779,347
Cost of shares repurchased                                            (69,343,322)    (91,794,508)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                    $ (43,082,139)  $ (37,990,811)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                    $ (82,989,749)  $ (67,460,187)
NET ASSETS:
Beginning of year                                                     192,629,532     260,089,719
--------------------------------------------------------------------------------------------------
End of year                                                         $ 109,639,783   $ 192,629,532
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $   3,543,396   $   1,685,091
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 27

--------------------------------------------------------------------------------------------
                                Year Ended   Year Ended          Year Ended   Year Ended
                                11/30/15     11/30/15            11/30/14     11/30/14
                                Shares       Amount              Shares       Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                        676,826   $     12,954,007       858,627   $  20,595,749
Reinvestment of distributions      181,868          3,204,785       323,034       6,840,755
Less shares repurchased         (1,401,132)       (26,489,435)   (1,476,763)    (34,932,370)
--------------------------------------------------------------------------------------------
      Net decrease                (542,438)  $    (10,330,643)     (295,102)  $  (7,495,866)
============================================================================================
Class B*
Shares sold or exchanged                --   $             --         1,362   $      26,579
Reinvestment of distributions           --                 --            --               4
Less shares repurchased                 --                 --      (221,522)     (4,293,299)
--------------------------------------------------------------------------------------------
      Net decrease                      --   $             --      (220,160)  $  (4,266,716)
============================================================================================
Class C
Shares sold                        150,354   $      2,353,406       164,488   $   3,285,936
Reinvestment of distributions       34,354            491,257        70,644       1,232,034
Less shares repurchased           (307,702)        (4,802,492)     (323,820)     (6,429,162)
--------------------------------------------------------------------------------------------
      Net decrease                (122,994)  $     (1,957,829)      (88,688)  $  (1,911,192)
============================================================================================
Class R
Shares sold                        284,464   $      5,073,813       217,792   $   4,938,472
Reinvestment of distributions       61,440          1,032,998       109,966       2,222,268
Less shares repurchased           (543,155)        (9,741,102)     (338,406)     (7,674,471)
--------------------------------------------------------------------------------------------
      Net decrease                (197,251)  $     (3,634,291)      (10,648)  $    (513,731)
============================================================================================
Class Y
Shares sold                         46,082   $        948,069       550,327   $  14,177,614
Reinvestment of distributions       10,266            202,848        20,516         484,286
Less shares repurchased         (1,366,436)       (28,310,293)   (1,506,460)    (38,465,206)
--------------------------------------------------------------------------------------------
      Net decrease              (1,310,088)  $    (27,159,376)     (935,617)  $ (23,803,306)
============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year        Year       Year        Year
                                                             Ended        Ended       Ended      Ended       Ended
                                                             11/30/15     11/30/14    11/30/13   11/30/12    11/30/11
------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 20.92      $  24.06    $  23.24   $   23.10   $   29.42
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.01)(a)  $  (0.04)   $   0.14   $    0.13   $    0.18
   Net realized and unrealized gain (loss) on investments      (4.35)        (1.61)       0.79        0.11       (5.35)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (4.36)     $  (1.65)   $   0.93   $    0.24   $   (5.17)
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.38)     $  (0.08)   $  (0.11)  $      --   $      --
   Net realized gain                                           (0.33)        (1.41)         --       (0.10)      (1.15)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.71)     $  (1.49)   $  (0.11)  $   (0.10)  $   (1.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (5.07)     $  (3.14)   $   0.82   $    0.14   $   (6.32)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.85      $  20.92    $  24.06   $   23.24   $   23.10
========================================================================================================================
Total return*                                                 (21.14)%       (6.88)%      3.98%       1.06%     (17.44)%
Ratio of net expenses to average net assets (b)                 1.95%         1.96%       1.95%       1.95%       1.95%
Ratio of net investment income (loss) to average net assets    (0.04)%       (0.19)%      0.55%       0.53%       0.58%
Portfolio turnover rate                                           85%          141%         77%        160%        191%
Net assets, end of period (in thousands)                     $70,351      $104,251    $126,981   $ 154,064   $ 207,935
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.18%         2.04%       1.96%       2.03%       1.95%
   Net investment income (loss) to average net assets          (0.27)%       (0.26)%      0.54%       0.45%       0.58%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 29

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year        Year        Year        Year
                                                             Ended        Ended       Ended       Ended       Ended
                                                             11/30/15     11/30/14    11/30/13    11/30/12    11/30/11
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 17.35      $  20.32    $  19.70    $  19.76    $  25.56
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.14)(a)  $  (0.22)   $  (0.04)   $  (0.06)   $  (0.05)
   Net realized and unrealized gain (loss) on investments      (3.61)        (1.34)       0.66        0.10       (4.60)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (3.75)     $  (1.56)   $   0.62    $   0.04    $  (4.65)
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.23)     $     --    $     --    $     --    $     --
   Net realized gain                                           (0.33)        (1.41)         --       (0.10)      (1.15)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.56)     $  (1.41)   $     --    $  (0.10)   $  (1.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (4.31)     $  (2.97)   $   0.62    $  (0.06)   $  (5.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.04      $  17.35    $  20.32    $  19.70    $  19.76
========================================================================================================================
Total return*                                                 (21.87)%       (7.69)%      3.15%       0.23%     (18.04)%
Ratio of net expenses to average net assets (b)                 2.85%         2.80%       2.78%       2.75%       2.73%
Ratio of net investment income (loss) to average net assets    (0.93)%       (1.02)%     (0.27)%     (0.25)%     (0.20)%
Portfolio turnover rate                                           85%          141%         77%        160%        191%
Net assets, end of period (in thousands)                     $12,523      $ 18,801    $ 23,810    $ 29,771    $ 37,324
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.95%         2.80%       2.78%       2.75%       2.73%
   Net investment income (loss) to average net assets          (1.03)%       (1.02)%     (0.27)%     (0.25)%     (0.20)%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year       Year      Year       Year
                                                                Ended         Ended      Ended     Ended      Ended
                                                                11/30/15      11/30/14   11/30/13  11/30/12   11/30/11
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $ 20.02       $ 23.11    $ 22.30   $  22.23   $  28.43
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $ (0.05)(a)   $ (0.09)   $  0.10   $   0.10   $   0.10
   Net realized and unrealized gain (loss) on investments         (4.17)        (1.55)      0.76       0.07      (5.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (4.22)      $ (1.64)   $  0.86   $   0.17   $  (5.05)
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.34)      $ (0.04)   $ (0.05)  $     --   $     --
   Net realized gain                                              (0.33)        (1.41)        --      (0.10)     (1.15)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.67)      $ (1.45)   $ (0.05)  $  (0.10)  $  (1.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (4.89)      $ (3.09)   $  0.81   $   0.07   $  (6.20)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 15.13       $ 20.02    $ 23.11   $  22.30   $  22.23
========================================================================================================================
Total return*                                                    (21.36)%       (7.10)%     3.86%      0.79%    (17.62)%
Ratio of net expenses to average net assets (b)                    2.20%         2.18%      2.13%      2.13%      2.20%
Ratio of net investment income (loss) to average net assets       (0.29)%       (0.40)%     0.37%      0.39%      0.33%
Portfolio turnover rate                                              85%          141%        77%       160%       191%
Net assets, end of period (in thousands)                        $22,510       $33,742    $39,183   $ 49,013   $ 73,347
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                        2.33%         2.18%      2.13%      2.13%      2.28%
   Net investment income (loss) to average net assets             (0.42)%       (0.40)%     0.37%      0.39%      0.25%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 31

------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year       Year      Year       Year
                                                              Ended           Ended      Ended     Ended      Ended
                                                              11/30/15        11/30/14   11/30/13  11/30/12   11/30/11
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 23.06         $ 26.38    $ 25.46   $  25.16   $  31.73
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.00(a)(b)   $  0.09    $  0.28   $   0.28   $   0.38
   Net realized and unrealized gain (loss) on investments       (4.75)          (1.77)      0.90       0.12      (5.80)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (4.75)        $ (1.68)   $  1.18   $   0.40   $  (5.42)
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.51)        $ (0.23)   $ (0.26)  $     --   $     --
   Net realized gain                                            (0.33)          (1.41)        --      (0.10)     (1.15)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.84)        $ (1.64)   $ (0.26)  $  (0.10)  $  (1.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (5.59)        $ (3.32)   $  0.92   $   0.30   $  (6.57)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 17.47         $ 23.06    $ 26.38   $  25.46   $  25.16
========================================================================================================================
Total return*                                                  (20.96)%         (6.41)%     4.63%      1.61%    (16.96)%
Ratio of net expenses to average net assets (c)                  1.55%           1.40%      1.38%      1.39%      1.40%
Ratio of net investment income (loss) to average net assets      0.01%           0.34%      1.12%      1.10%      1.13%
Portfolio turnover rate                                            85%            141%        77%       160%       191%
Net assets, end of period (in thousands)                      $ 4,256         $35,835    $65,655   $ 62,897   $ 65,597
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Notes to Financial Statements | 11/30/15

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 33 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is

34 Pioneer Emerging Markets Fund | Annual Report | 11/30/15 responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2015, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services and broker-dealers) representing 0.1% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 35

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash due to the broker as collateral at November 30, 2015 was $442,093. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the year ended November 30, 2015 was $2,108,380.

     At November 30, 2015, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                               Number of
                               Contracts    Settlement              Unrealized
     Type        Counterparty  Long/(Short) Month       Value       Depreciation
     ---------------------------------------------------------------------------
     H-Shares
       Index     UBS AG        36           12/15       $2,275,204  $(102,384)
     Mini MSCI
       Emerging
       Markets   UBS AG        98           12/15        4,018,000    (96,759)
     ---------------------------------------------------------------------------
      Total                                             $6,293,204  $(199,143)
     ---------------------------------------------------------------------------

36 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Fund may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2015, the Fund paid no such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of November 30, 2015, the Fund had no reserve related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2015, the Fund reclassified $5,597,676 to increase undistributed net investment income and $5,597,676 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At November 30, 2015, the Fund was permitted to carry forward indefinitely $13,359,026 of short-term losses and $1,237,079 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 37

     The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                        2015               2014
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                              $3,483,745         $ 1,736,449
     Long-term capital gain                        2,295,646          11,867,277
     ---------------------------------------------------------------------------
          Total                                   $5,779,391         $13,603,726
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,567,844
     Capital loss carryforward                                      (14,596,105)
     Net unrealized depreciation                                    (40,466,687)
     ---------------------------------------------------------------------------
          Total                                                    $(51,494,948)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $10,017 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2015.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

I.   Risks

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended November 30, 2015, the Fund had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the year ended November 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was 1.10% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2017.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 39

There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended November 30, 2015 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,144 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly-owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $153,612
Class C                                                                   34,419
Class R                                                                   78,237
Class Y                                                                    8,590
--------------------------------------------------------------------------------
  Total                                                                 $274,858
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,894 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2015.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as

40 Pioneer Emerging Markets Fund | Annual Report | 11/30/15 compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,759 in distribution fees payable to PFD at November 30, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2015, CDSCs in the amount of $3,952 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS. For the year ended November 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 41 forward foreign currency contracts open during the year ended November 30, 2015 was $(15,276,009). Open forward foreign currency contracts at November 30, 2015 were as follows:

-----------------------------------------------------------------------------------------------------
                                        In                                               Net
Currency                  Currency      Exchange                            Settlement   Unrealized
Sold       Deliver        Purchased     for              Counterparty       Date         Appreciation
-----------------------------------------------------------------------------------------------------
USD          (1,189,205)  TRY (Turkish       3,580,407   Deutsche Bank AG   1/14/16      $  23,670
                          Lira)
USD          (2,999,953)  IDR           43,079,322,917   Goldman Sachs      1/14/16         81,434
                          (Indonesian                    & Co.
                          Rupiah)
EUR (Euro)       (9,698)  USD                   11,056   Deutsche Bank AG   1/14/16            790
-----------------------------------------------------------------------------------------------------
 Total                                                                                   $ 105,894
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                                        In                                               Net
Currency                  Currency      Exchange                            Settlement   Unrealized
Sold       Deliver        Purchased     for              Counterparty       Date         Depreciation
-----------------------------------------------------------------------------------------------------
NGN        (300,000,000)  USD           1,435,407        Goldman Sachs      1/14/16      $ (64,232)
(Nigerian                                                & Co.
Naira)
MXN
(Mexican
Peso)           (66,610)  USD           3,993            Deutsche Bank AG   1/14/16            (13)
-----------------------------------------------------------------------------------------------------
 Total                                                                                   $ (64,245)
=====================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2015, the Fund had no borrowings under the credit facility.

8. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a

42 Pioneer Emerging Markets Fund | Annual Report | 11/30/15 bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral " or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of November 30, 2015.

------------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives     Non-Cash      Cash           Net Amount
                   Master Netting   Available       Collateral    Collateral     of Derivative
Counterparty       Agreement        for Offset      Received (a)  Received (a)   Assets (b)
------------------------------------------------------------------------------------------------
Deutsche Bank AG   $ 24,460         $     (13)      $--           $--            $24,447
Goldman Sachs
 & Co.               81,434           (64,232)       --            --             17,202
------------------------------------------------------------------------------------------------
 Total             $105,894         $ (64,245)      $--           $--            $41,649
================================================================================================

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 43

------------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to       Derivatives     Non-Cash      Cash           Net Amount
                   Master Netting   Available for   Collateral    Collateral     of Derivative
Counterparty       Agreement        Offset          Pledged (a)   Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------
Deutsche Bank AG   $     13         $     (13)      $--           $--            $--
Goldman Sachs
 & Co.               64,232           (64,232)       --            --             --
------------------------------------------------------------------------------------------------
 Total             $ 64,245          $(64,245)      $--           $--            $--
================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

9. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at November 30, 2015 was as follows:

44 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

---------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                  Foreign
                           Interest     Credit    Exchange       Equity       Commodity
                           Rate Risk    Risk      Rate Risk      Risk         Risk
---------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   on forward foreign
   currency contracts      $--          $--       $   105,894    $      --    $--
---------------------------------------------------------------------------------------
   Total Value             $--          $--       $   105,894    $      --    $--
=======================================================================================
Liabilities
 Unrealized depreciation
   on forward foreign
   currency contracts      $--          $--       $   (64,245)   $      --    $--
 Unrealized
   depreciation on
   futures contracts        --           --                --     (199,143)    --
---------------------------------------------------------------------------------------
   Total Value             $--          $--       $   (64,245)   $(199,143)   $--
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2015 was as follows:

---------------------------------------------------------------------------------------
Statement of Operations
                                                  Foreign
                           Interest     Credit    Exchange       Equity       Commodity
                           Rate Risk    Risk      Rate Risk      Risk         Risk
---------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts         $--          $--       $        --    $(304,759)   $--
 Forward foreign
   currency contracts*      --           --         5,757,408           --     --
---------------------------------------------------------------------------------------
 Total Value               $--          $--       $ 5,757,408    $(304,759)   $--
=======================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts         $--          $--       $        --    $(199,143)   $--
 Forward foreign
  currency contracts*       --           --        (1,816,659)          --     --
---------------------------------------------------------------------------------------
 Total Value               $--          $--       $(1,816,659)   $(199,143)   $--
=======================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Emerging Markets Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Fund, as of November 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended November 30, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2015, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 21, 2016

46 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

ADDITIONAL INFORMATION (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 47

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

48 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund and increasing the diversification of the Fund's portfolio. It also was noted that the Fund's recent performance was improved relative to its peer group and benchmark index. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 49

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees noted the impact of expenses related to the custody of securities in emerging markets countries on the Fund's expenses.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the

50 Pioneer Emerging Markets Fund | Annual Report | 11/30/15 management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 51

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

52 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 53

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2006.  Private investor (2004 - 2008 and 2013 -           Director, Broadridge Financial
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief         Solutions, Inc. (investor
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv,       communications and securities
                              is elected or        Inc. (technology products for securities lending   processing provider for
                              earlier retirement   industry); and Senior Executive Vice President,    financial services industry)
                              or removal.          The Bank of New York (financial and securities     (2009 - present); Director,
                                                   services) (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.  Managing Partner, Federal City Capital Advisors    Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -      Trust (publicly-traded
                              successor trustee    2004 and 2008 - present); Interim Chief            mortgage REIT) (2004 - 2009,
                              is elected or        Executive Officer, Oxford Analytica, Inc.          2012 - present); Director of
                              earlier retirement   (privately-held research and consulting company)   The Swiss Helvetia Fund, Inc.
                              or removal.          (2010); Executive Vice President and Chief         (closed-end fund) (2010 -
                                                   Financial Officer, I-trax, Inc. (publicly traded   present); Director of Oxford
                                                   health care services company) (2004 - 2007); and   Analytica, Inc. (2008 -
                                                   Executive Vice President and Chief Financial       present); and Director of
                                                   Officer, Pedestal Inc. (internet-based mortgage    Enterprise Community
                                                   trading company) (2000 - 2002); Private            Investment, Inc.
                                                   consultant (1995-1997), Managing Director,         (privately-held affordable
                                                   Lehman Brothers (investment banking firm)          housing finance company) (1985
                                                   (1992-1995); and Executive, The World Bank         - 2010)
                                                   (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)       Funds Investment Trust and
                              successor trustee                                                       Mellon Institutional Funds
                              is elected or                                                           Master Portfolio (oversaw 17
                              earlier retirement                                                      portfolios in fund complex)
                              or removal.                                                             (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 1994.  Founding Director, Vice President and Corporate    None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 1994.  President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)    Income Fund, Inc.
                              successor trustee    (1981 - present)                                   (closed-end investment
                              is elected or                                                           company) (2004 - present);
                              earlier retirement                                                      and Member, Board of
                              or removal.                                                             Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -   None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services)
                              is elected or        (1969 - 2012); Director, BNY International
                              earlier retirement   Financing Corp. (financial services) (2002 -
                              or removal.          2012); and Director, Mellon Overseas Investment
                                                   Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 55

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.   Director and Executive Vice President (since       None
Trustee                      Serves until a        2008) and Chief Investment Officer, U.S. (since
                             successor trustee is  2010) of PIM-USA; Executive Vice President of
                             elected or earlier    Pioneer (since 2008); Executive Vice President
                             retirement or         of Pioneer Institutional Asset Management, Inc.
                             removal.              (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

56 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**      Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds          Trustee of Pioneer
Advisory Trustee             since 2014.           (healthcare workers union pension funds) (2001 -   closed-end investment
                                                   present); Vice President - International           companies (5 portfolios)
                                                   Investments Group, American International Group,   (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993);
                                                   Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); and Mortgage Strategies Group,
                                                   Drexel Burnham Lambert, Ltd. (investment bank)
                                                   (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of Pioneer     Trustee of Pioneer closed-end
President and Chief          at the discretion of   Investment Management-USA (since September        investment companies (5
Executive Officer            the Board.             2014); Chair, Director, CEO and President of      portfolios) (Sept. 2015 -
                                                    Pioneer Investment Management, Inc. (since        present)
                                                    September 2014); Chair, Director, CEO and
                                                    President of Pioneer Funds Distributor, Inc.
                                                    (since September 2014); Chair, Director, CEO
                                                    and President of Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO of
                                                    International, Eaton Vance Management (2005 -
                                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2003. Serves     Vice President and Associate General Counsel of   None
Secretary and Chief          at the discretion of   Pioneer since January 2008; Secretary and Chief
Legal Officer                the Board.             Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010;
                                                    and Vice President and Senior Counsel of
                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since         None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial                    the Board.             March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                              March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and          None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of the
                             the Board.             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          at the discretion of   Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer     at the discretion of   the Pioneer Funds since March 2010; Chief
                             the Board.             Compliance Officer of Pioneer Institutional
                                                    Asset Management, Inc. since January 2012;
                                                    Chief Compliance Officer of Vanderbilt Capital
                                                    Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer
                                                    since October 2005; and Senior Compliance
                                                    Officer for Columbia Management Advisers, Inc.
                                                    from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of          None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/15 59

                           This page for your notes.

60 Pioneer Emerging Markets Fund | Annual Report | 11/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19445-09-0116

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Emerging Markets Fund:
The audit fees for the Fund were $35,516 payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $31,030 for the year ended November 30, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
The tax fees for the Fund were $8,750
payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $8,750 for the year ended November 30, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $8,750 for the year ended November 30, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2016

* Print the name and title of each signing officer under his or her signature.